UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INDEPENDENCE HOLDING COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

REVOCABLE PROXY
INDEPENDENCE HOLDING COMPANY

ANNUAL MEETING OF STOCKHOLDERS
JUNE 20, 2008, 10:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of Independence Holding Company (the “Company”) hereby appoints Teresa A. Herbert and Adam C. Vandervoort, and each or either of them, the true and lawful proxies, agents and attorneys of the undersigned, each with full power to act without the other and with full power of substitution to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Friday, June 20, 2008 at 10:00 A.M., E.D.T., at the offices of Edwards Angell Palmer & Dodge, LLP, located at 750 Lexington Avenue, New York, NY 10022 and at any adjournment or postponement thereof.

The shares represented by this proxy card will be voted as directed above. If no direction is given and the proxy card is validly executed, the shares will be voted FOR all listed proposals.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

Ä	FOLD AND DETACH HERE	Ä

INDEPENDENCE HOLDING COMPANY — ANNUAL MEETING, JUNE 20, 2008

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:
http://www.cfpproxy.com/5188

You can vote in one of three ways:
1.	Call toll free 1-866-214-3767 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/ihc and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

z					{
☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY INDEPENDENCE HOLDING COMPANY			Annual Meeting of Stockholders June 20, 2008
Proposal 1: To elect seven directors (except as instructed below).		For ☐	Withhold For All ☐	For All Except ☐	Proposal 2: To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2008.	For ☐	Against ☐	Abstain ☐

(1) Larry R. Graber (2) Allan C. Kirkman (3) John L. Lahey (4) Steven B. Lapin (5) Edward Netter (6) James G. Tatum, C.F.A. (7) Roy T.K. Thung					Proposal 3: To transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.					THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
					Mark here if you plan to attend the meeting		☐

					Mark here for address change and note change		☐

Please be sure to date and sign this proxy card in the box below	Date
The undersigned hereby ratifies and confirms all that said proxies, agents and attorneys, or any of them or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or postponement thereof.

Please sign the Proxy exactly as your name(s) appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Sign above

x	IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW	y

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
Ã                     Ã
PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:OO a.m., June 20, 2008. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., June 20, 2008 1-866-214-3767	Vote by Internet Anytime prior to 3:00 a.m., June 20, 2008 go to https://www.proxyvotenow.com/ihc

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/5188

Your vote is important!

THE IHC GROUP
Independence Holding Company

Important Notice Regarding the Availability of Proxy Materials for the Annual
Stockholders’ Meeting to Be Held at 10:00 a.m. on June 20, 2008.

Name
Address
City, State Zip Code

In accordance with rules recently adopted by the Securities and Exchange Commission, Independence Holding Company has elected to furnish proxy materials, including the proxy statement and 2007 Annual Report, by providing access to such documents on the Internet instead of mailing printed copies. The proxy statement and annual report are available at:

http://www.cfpproxy.com/5188

The annual stockholders’ meeting will be held at 10:00 a.m. on June 20, 2008 at the offices of Edwards Angell Palmer & Dodge, LLP, located at 750 Lexington Avenue, New York, NY 10022. The matters to be covered are noted below:

1.	To elect seven directors, each for a term of one year;
2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2008;
3.	To transact any other business that may properly come before the meeting.

The Board of Directors of Independence Holding Company recommends voting “FOR” the above proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote by Internet, by phone, by mail or in person. If you wish to vote by Internet or by phone, you will need your Stockholder Control Number, which can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone number below. No other personal information will be required in order to vote in this manner. If you request a paper copy of these documents and the proxy card in accordance with the instructions below and wish to vote by mail, simply cast your vote on the proxy card and sign and return it in the accompanying Business Reply Envelope. You may also vote in person at the Annual Meeting. We ask that you cast your vote promptly. Thank you for your continued support!

If you want to receive a paper copy of these documents, you can request one at any time. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by June 9, 2008 to ensure delivery before the shareholder meeting.

To request a paper copy of these items, you will need your Stockholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

➢	Call our toll-free number, (800) 951-2405; or
➢	Visit our website at http://www.cfpproxy.com/5188
➢	Send us an email at fulfillment@rtco.com.

and enter the Stockholder Control Number when prompted or, if you send us an email, enter it in the subject line.